UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

YRC Worldwide Inc. (the “Company”) will deliver Company presentations on June 8, 2016 at the Deutsche Bank Seventh Annual Global Industrials and Materials Conference in Chicago, Illinois; on June 9, 2016 at the Barclays High Yield & Syndicated Loan Conference in Colorado Springs, Colorado; and on June 14, 2016 at the Citi 2016 Industrials Conference in Boston, Massachusetts. A copy of the slide show presentation to be presented at the conferences is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	YRC Worldwide Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ Stephanie D. Fisher
Stephanie D. Fisher
Vice President and Controller

Date: June 7, 2016